1 Utah Associated Municipal Power Systems (UAMPS) and NuScale Power Agree to Terminate the Carbon Free Power Project (CFPP) PORTLAND, Ore. – Utah Associated Municipal Power Systems (UAMPS) and NuScale Power Corporation (NuScale) (NYSE: SMR) announced today that they have mutually agreed to terminate the Carbon Free Power Project (CFPP). Despite significant efforts by both parties to advance the CFPP, it appears unlikely that the project will have enough subscription to continue toward deployment. Therefore, UAMPS and NuScale have mutually determined that ending the project is the most prudent decision for both parties. “Through our work with UAMPS and our partnership with the U.S. Department of Energy, we have advanced our NuScale Power Modules™ to the point that utilities, governments and industrials can rely on a proven small modular reactor (SMR) technology that has regulatory approval and is in active production. Our work with CFPP over the past ten years has advanced NuScale technology to the stage of commercial deployment; reaching that milestone is a tremendous success which we will continue to build on with future customers,” said NuScale President and Chief Executive Officer John Hopkins. “NuScale will continue with our other domestic and international customers to bring our American SMR technology to market and grow the U.S. nuclear manufacturing base, creating jobs across the U.S. We thank UAMPS for the collaboration that has enabled this advancement.” “This decision is very disappointing given the years of pioneering hard work put into the CFPP by UAMPS, CFPP LLC, NuScale, U.S. Department of Energy, and the UAMPS member communities that took the leadership role to launch the CFPP,” said UAMPS Chief Executive Officer and General Manager Mason Baker. “Yet, this decision is the best course for the UAMPS members participating in the CFPP and doing what is best for those member communities will always be the guiding light in such decisions. We have learned many invaluable lessons during the development of the CFPP that we will carry forward in future development work to meet the future energy needs of the UAMPS member communities. We look forward to continuing to provide innovative and cost-effective new resource solutions to our members, and, at the same time, we hope NuScale is successful in deploying its technology.” Baker concluded, “We are working closely with NuScale and the U.S. Department of Energy on next steps to wind the project down.” About Utah Associated Municipal Power Systems UAMPS is an interlocal agency of the State of Utah, established in 1980. As a project- based energy services entity, UAMPS provides a variety of power supply, transmission, and other services to its 50 members, which include public power utilities in seven

2 western states: Utah, Arizona, California, Idaho, Nevada, New Mexico, and Wyoming. To learn more, visit UAMPS’ website at www.uamps.com. About CFPP LLC The CFPP LLC is wholly owned by UAMPS and was created to develop the Carbon Free Power Project on behalf of participating UAMPS members. To learn more, visit CFPP LLC’s website at www.cfppllc.com. About NuScale Power NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The company’s groundbreaking SMR technology is powered by the NuScale Power Module™, a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its design certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. Founded in 2007, NuScale is headquartered in Portland, Ore. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X and YouTube. Forward Looking Statements This release may contain forward-looking statements (including without limitation statements to the effect that the Company or its management "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans, capital deployment, future growth, new awards, backlog, earnings and the outlook for the company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the severity and duration of the COVID-19 pandemic and actions by governments, businesses and individuals in response to the pandemic, including the duration and severity of economic disruptions; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client

3 cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics, public health crises, political crises or other catastrophic events; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives; risks related to provisions of our convertible preferred stock; and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the general economic conditions and other risks, uncertainties and factors (a) set forth in the section entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s prospectus dated and filed with the U.S. Securities and Exchange Commission (“SEC”) on July 1, 2022, which is part of the registration statement on Form S-1 declared effective by the SEC on June 30, 2022, in the section entitled “Risk Factors,” (b) set forth in the section entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company’s annual report filed on Form 10-K filed with the SEC on March 15, 2023, and under similar headings in prior filings with the SEC, and (c) associated with companies like the Company that operate in the energy industry. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update its forward-looking statements in light of new information or future events. Media Contacts

4 Jessica Stewart, UAMPS Media Relations jessica@exoro.com To coordinate an interview, call (801) 537-0900 Diane Hughes, Vice President, Marketing & Communications, NuScale Power dhughes@nuscalepower.com (503) 270-9329 Investor Contact Scott Kozak, Director, Investor Relations, NuScale Power skozak@nuscalepower.com (541) 452-7583